Intangible Assets, Net	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets, Net
Note 13 – Intangible Assets, Net

A.	Composition:

	Goodwill*	PPA**	Others	Total
	$Thousands
Cost
Balance as at January 1, 2021	21,596	-	2,372	23,968
Acquisitions as part of business combinations	118,458	110,446	3,410	232,314
Additions	-	-	1,451	1,451
Translation differences	158	-	237	395
Balance as at December 31, 2021	140,212	110,446	7,470	258,128
Additions	-	-	10,799	10,799
Translation differences	(1,599)	-	(1,316)	(2,915)
Balance as at December 31, 2022	138,613	110,446	16,953	266,012

Amortization
Balance as at January 1, 2021	21,455	-	1,061	22,516
Amortization for the year	-	10,947	339	11,286
Translation differences	-	-	44	44
Balance as at December 31, 2021	21,455	10,947	1,444	33,846
Amortization for the year	-	10,569	991	11,560
Translation differences	-	-	(189)	(189)
Balance as at December 31, 2022	21,455	21,516	2,246	45,217

Carrying value
As at January 1, 2021	141	-	1,311	1,452
As at December 31, 2021	118,757	99,499	6,026	224,282
As at December 31, 2022	117,158	88,930	14,707	220,795

*	Relates mainly to goodwill arising from acquisition of CPV Group and Gnrgy of $105 million and $14 million respectively. Refer to Note 11.A.4 for further information.
**	Relates to the power purchase agreement from the acquisition of CPV Keenan, which is part of the CPV Group.

B.	The total carrying amounts of intangible assets with a finite useful life and with an indefinite useful life or not yet available for use

	As at December 31,
	2022	2021
	$ Thousands
Intangible assets with a finite useful life	103,637	105,525
Intangible assets with an indefinite useful life or not yet available for use	117,158	118,757
	220,795	224,282

C.	Impairment testing of goodwill arising from acquisition of CPV Group

As part of the acquisition of the CPV Group as described in Note 11.A.4, on the acquisition date, OPC recognized goodwill of $105 million, which reflects the future growth potential of the CPV Group’s operations. In 2022, OPC reallocated the goodwill to the renewable energies segment in the United States, since it believes that this allocation reflects fairly the nature of the goodwill that had arisen from the acquisition., especially through renewable energy, which OPC recognizes as a cash-generating unit.

  OPC conducted an impairment test as of December 31, 2022. OPC has considered the report from a qualified external valuer regarding the recoverable amount of the cash-generating unit based on discounted expected future cash flows provided by OPC. Projects under commercial operation and projects under construction were estimated by discounting expected future cash flows before tax by applying the discount rate, which is represented by the weighted average cost of capital (“WACC”) after tax. Projects under development were estimated at cost.

Below are the main assumptions used in the valuation:

1.
Forecast years - represents the period spanning from January 1, 2023 to December 31, 2054, based on the estimate of the economic life of the power plants and their value as at the end of the forecast period.

2.
Market prices and capacity - market prices (electricity, gas, capacity, etc.) were provided by an external independent appraiser, the cash flow forecasts were made for each power plant separately, taking into account the relevant electricity market (NYISO, ISO-NE, PJM and SPP) and the relevant regulation.

3.	The annual inflation rate of 2.3% equals the derived 10-year inflation rate as of the estimate date.

4.	The WACC - calculated for each material project separately, and ranges between 6.75% (project with agreements for sale of the entire capacity) and 8%.

OPC used a relevant discount rate reflecting the specific risks associated with the future cash flow of a cash-generating unit.

As of December 31, 2022, the recoverable amount of the cash-generating unit of the CPV Group, which is relating to the renewable energies segment in the United States exceeds its book value and therefore, no impairment has been recognized for them. The fair value measurement was classified at Level 3 due to the use of input that is not based on observable market inputs in the assessment model.

As of the report date, in accordance with management's assessments regarding future industry trends, which are based on external and internal sources, OPC has not identified any key assumptions in which possible likely changes may occur, which would cause the CPV Group's recoverable amount to decrease below its carrying amount.

D.	Impairment testing of goodwill arising from acquisition of Gnrgy

As part of the acquisition of Gnrgy in December 2021, as set out in Note 11.A.1.e, OPC recognized goodwill totaling $14 million, which reflects the potential of future activities of Gnrgy in the market in which it operates.

As of December 31, 2022, the Company conducted annual impairment testing in accordance with the provisions of IAS 36. The recoverable amount of Gnrgy’s activity, which represents the lowest level in which goodwill is monitored, was set using the fair value method, net of costs to sell, based on discounting expected future cash flows.

As of December 31, 2022, Gnrgy’s recoverable amount exceeds its carrying amount, and therefore, no impairment loss was recognized in respect of goodwill. As of the report date, in accordance with management’s assessments, a reasonable change in the key assumptions used to determine the recoverable amount will not cause a recognition of an impairment loss in respect of goodwill.